UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

International Paper Company

(Exact name of registrant as specified in its charter)

New York	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee 38197

(Address of Principal Executive Offices, and Zip-Code)

Registrant’s telephone number, including area

code: (901) 419-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    International Paper Company (the “Company”) held its annual meeting of shareowners on May 11, 2020.

(b)    Of the 393,430,664 shares outstanding on the record date and entitled to vote at the meeting, 350,639,322 shares were present at the meeting in person or by proxy, constituting a quorum of 89.12 percent. The shareowners of the Company’s common stock considered and voted upon three Company proposals and one shareowner proposal at the meeting.

Item 1 – Company Proposal to Elect 11 Directors

The holders of the common stock of the Company elected each of the following nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2021 annual meeting of shareowners and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
William J. Burns	293,993,685	2,100,149	438,972	54,106,516
Christopher M. Connor	292,981,258	3,046,593	504,955	54,106,516
Ahmet C. Dorduncu	255,571,196	40,514,635	446,975	54,106,516
Ilene S. Gordon	292,520,870	3,616,636	395,300	54,106,516
Anders Gustafsson	290,671,267	5,359,752	501,787	54,106,516
Jacqueline C. Hinman	293,759,361	2,362,914	410,531	54,106,516
Clinton A. Lewis, Jr.	294,113,167	1,991,194	428,445	54,106,516
Kathryn D. Sullivan	294,845,182	1,295,888	391,736	54,106,516
Mark S. Sutton	285,297,816	10,194,472	1,040,518	54,106,516
J. Steven Whisler	289,417,134	6,694,337	421,335	54,106,516
Ray G. Young	291,265,363	4,762,611	504,832	54,106,516

Item 2 – Company Proposal to Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2020

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020 by the following count:

For	Against	Abstain	Broker Non-Votes
345,745,574	4,361,962	531,786	(0)

Item 3 – Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
281,269,098	14,014,778	1,248,930	54,106,516

Item 4 – Shareowner Proposal Concerning Special Shareowner Meetings

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning special shareowner meetings by the following count:

For	Against	Abstain	Broker Non-Votes
98,814,880	196,412,987	1,304,939	54,106,516

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

By:	/s/ Sharon R. Ryan
Name:	Sharon R. Ryan
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date: May 12, 2020

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